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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert C. Hagerty, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

August 8, 2002	By:	/s/ Robert C. Hagerty
	Name:	Robert C. Hagerty
	Title:	President and Chief Executive Officer

I, Michael R. Kourey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Polycom, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Polycom, Inc.

August 8, 2002	By:	/s/ Michael R. Kourey
	Name:	Michael R. Kourey
	Title:	Senior Vice President, Finance and Administration, and Chief Financial Officer

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  Exhibit 99.1